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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-91141 and 333-54118) of Plains All American Pipeline, L.P. of our reports dated March 22, 2001, relating to the consolidated financial statements, which appear in this Form 10-K.


PricewaterhouseCoopers LLP



Houston, Texas
April 2, 2001